UNITED STATES

                   SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d)

                 OF THE SECURITIES EXCHANGE ACT OF 1934

            Date of Report (Date of earliest event reported):
                            January 26, 2010

                      EMPIRE PETROLEUM CORPORATION


        (Exact name of registrant as specified in its charter)


        Delaware                     0-20193              73-1238709
(State or other jurisdiction  (Commission File Number) (IRS Employer
of Incorporation)                                      Identification No.)

8801 S. Yale, Suite 120                      74137-3575
(Address of principal executive office)      (Zip Code)


Registrant's telephone number, including area code  (918-488-8068)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01  Regulation FD Disclosure.

     On January 25, 2010, the registrant issued a press release announcing that it has completed its recent private placement. A copy of the press release is attached to this report as Exhibit 99.1 and is being furnished pursuant to Regulation FD.

ITEM 9.01  Financial Statements and Exhibits.

         (d)  Exhibits

              99.1  Press release dated January 25, 2010



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized officer.

Date:  January 26, 2010

Empire Petroleum Corporation

BY: /s/Albert E. Whitehead

President and Chief Executive Officer

EXHIBIT 99.1

                                NEWS RELEASE

                               TULSA, OKLAHOMA

January 26, 2010                                       For Immediate Release

                EMPIRE PETROLEUM CORPORATION ANNOUNCES THAT IT
                 HAS COMPLETED A PRIVATE PLACEMENT FINANCING


Empire Petroleum Corporation (OTCBB: EMPR), a Tulsa, Oklahoma based company, announced that it has completed a private placement of 21,431,661 shares of its common stock for an aggregate purchase price of $1,500,216. These funds will be used partially to pay its fifty seven percent (57%) share of the cost of drilling a follow-up test well to the Empire Cobble Cuesta #1-12 drilled and tested in Nye County, Nevada in 2006 & 2007. This well had significant oil shows, but did not recover free oil during testing. The Company believes that by drilling the new test well using a slightly different mud system and having a testing unit on location to test oil shows immediately, the Company is likely to achieve a different, more positive result. Empire plans for the new test to be drilled to the Triassic Formation at an estimated depth of 6,000 feet. It also expects drilling operations to commence in early March.


Subsequently, in June, the Company plans to drill a test well on its 100% owned South Okie Prospect located in Natrona County, Wyoming. This is a shallow 3,500 ft. prospect with the Tensleep Formation being the primary target. The Tensleep Formation is known for its excellent reserve potential.


Statements in this press release other than purely historical information, including statements relating to the Company's future plans and objectives or expected results, constitute "forward-looking statements" within the meaning of federal securities laws. Forward-looking statements are based on numerous assumptions and are subject to all of the risks and uncertainties incident to the Company's business, including risks inherent in oil and gas exploration and development and other risks described in the reports and statements filed by the Company with the Securities and Exchange Commission. As a result, actual results may vary materially from those described in the forward-looking statements.


For further information contact:         Albert E. Whitehead, Chairman & CEO
                                         tel:     (918) 488-8068